FREEPORT-McMoRAN COPPER & GOLD



Connecting the World

4th Quarter 2011 Earnings Conference Call

January 19, 2012

www.fcx.com

FCX LISTED NYSE

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our potential performance in the future. Forward-looking statements are all statements other than statements of historical facts, such as statements regarding projected ore grades and milling rates, projected production and sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, exploration efforts and results, mine production and development plans, the impact of deferred intercompany profits on earnings, liquidity, other financial commitments and tax rates, potential prepayments of debt, projected EBITDA, future dividend payments and potential share purchases. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "intends," "likely," "will," "should," "to be" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This presentation also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves.

We caution readers that forward-looking statements are not guarantees of future performance and our actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from results anticipated in the forward-looking statements include commodity prices, mine sequencing, production rates, industry risks, regulatory changes, political risks, potential effects of violence in Indonesia, the resolution of administrative disputes in the Democratic Republic of Congo, weather- and climate-related risks, labor relations, environmental risks, litigation results, currency translation risks and other factors described in more detail under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2010, filed with the U.S. Securities and Exchange Commission (SEC) as updated by our subsequent filings with the SEC.

Investors are cautioned that many of the assumptions on which our forward-looking statements are based are likely to change after our forward-looking statements are made, including for example commodity prices, which we cannot control, and production volumes and costs, some aspects of which we may or may not be able to control. Further, we may make changes to our business plans that could or will affect our results. We caution investors that we do not intend to update our forward-looking statements more frequently than quarterly, notwithstanding any changes in our assumptions, changes in our business plans, our actual experience, or other changes, and we undertake no obligation to update any forward-looking statements.

This presentation also contains certain financial measures such as unit net cash (credits) costs per pound of copper and per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in the Company's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet website www.fcx.com.

2011 Highlights

- Excellent Financial Performance - Exceeded 2010 Records
- Solid Operating Performance Impacted by Labor Disruptions
- New Labor Agreements at Grasberg, Cerro Verde & El Abra
- Advanced Growth Projects to Increase Copper Production by ~25% Over Next 4 Years
- Significant Exploration Drilling Program For Future Reserve & Production Growth
- Strong Balance Sheet and Financial Returns

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4Q11 & 2011 Highlights

Sales Data	4Q11	4Q10	2011	2010
Copper				
Consolidated Volumes (mm lbs)	823	941	3,698	3,896
Average Realization (per lb)	$3.42	$4.18	$3.86	$3.59
Site Production & Delivery Unit Costs (per lb)	$1.96 (1)	$1.46	$1.72 (1)	$1.40
Unit Net Cash Costs (per lb)	$1.57 (1)	$0.53	$1.01 (1)	$0.79
Gold				
Consolidated Volumes (000's ozs)	133	590	1,378	1,863
Average Realization (per oz)	$1,656	$1,398	$1,583	$1,271
Molybdenum				
Consolidated Volumes (mm lbs)	19	17	79	67
Average Realization (per lb)	$15.08	$16.60	$16.98	$16.47

Financial Results (in millions, except per share amounts)	4Q11	4Q10	2011	2010
Revenues	$4,162	$5,603	$20,880	$18,982
Net Income Applicable to Common Stock	$640 (1)	$1,549	$4,560 (1,2)	$4,273
Diluted Earnings Per Share	$0.67 (1)	$1.63 (3)	$4.78 (1,2)	$4.57 (3)
Operating Cash Flows (4)	$746	$2,055	$6,620	$6,273
Capital Expenditures	$785	$535	$2,534	$1,412
Total Debt	$3,537	$4,755	$3,537	$4,755
Consolidated Cash	$4,822	$3,738	$4,822	$3,738

(1) Net income applicable to common stock includes $50 million (or $0.05/share) primarily associated with signing bonuses for new labor agreements and other employee costs at PT-FI, Cerro Verde and El Abra. The pre-tax charges of $116 million impacted FCX's consolidated unit costs by $0.14/lb of copper in 4Q11 and $0.03/lb of copper for the year 2011.

(2) Includes additional taxes of $49 million ($0.05/share), associated with Peru's new mining tax and royalty regime.

(3) Amounts have been adjusted to reflect the February 1, 2011, 2:1 stock split.

(4) Includes working capital uses of $335 mm in 4Q11, $305 mm in 4Q10, $461 mm for 2011 and $834 mm for 2010.

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COPPER & GOLD

Quarterly Operating Highlights

4Q11 Unit Production Costs

(per pound of copper)	North America	South America*	Indonesia*	Africa	Consolidated*
Cash Unit Costs					
Site Production & Delivery [(1)]	$1.73	$1.56	$6.92	$1.58	$1.96
By-Product Credits	(0.37)	(0.27)	(3.72)	(0.35)	(0.54)
Treatment Charges	0.12	0.15	0.22	-	0.13
Royalties [(1)]	-	-	0.15	0.07	0.02
Unit Net Cash Costs	$1.48	$1.44	$3.57	$1.30	$1.57

**Signing bonuses for new labor agreements and other employee costs at PT-FI, Cerro Verde and El Abra impacted unit costs by $0.14/lb of copper for South America, $1.30/lb of copper for Indonesia and $0.14/lb of copper for consolidated.*

Sales From Mines for 4Q11 & 4Q10 by Region



North America
South America (3)
Indonesia
Africa (4)
333
238
19(2)
17(2)
Cu mm lbs
Mo mm lbs
357
340
Cu mm lbs
50
295
Cu mm lbs
102
565
Au 000's ozs
83
68
Cu mm lbs
4Q11 4Q10 4Q11 4Q10
4Q11 4Q10
4Q11 4Q10 4Q11 4Q10
4Q11 4Q10

(1) Production costs include profit sharing in South America and severance taxes in North America.
(2) Includes 2 mm lbs in 4Q11 and 4Q10 from South America.
(3) Gold sales totaled 29k ozs in 4Q11 and 24k ozs in 4Q10. Silver sales totaled 893k ozs in 4Q11 and 699k ozs in 4Q10.
(4) Cobalt sales totaled 6 mm lbs in 4Q11 and 7 mm lbs in 4Q10.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's website.

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Markets



LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,500
2,000
1,500
1,000
500
0
500
400
300
200
100
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11

*Metals Week – Molybdenum Dealer Oxide Price

Copper Market Commentary

- **Physical Markets Remain Relatively Tight**
- **Positive Data from China – Strong Imports**
- **Global Inventories Declining**
- **U.S. Economic Data Improving**
  - **Auto Sales and Production are Growing**
  - **Residential Construction is Slowly Improving**
  - **Market Sentiment is Positive**
- **Sovereign Debt Issues & Uncertain Environment Impacting European Demand**
- **Ongoing Supply Constraints**

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Labor Agreements

Grasberg

- 90-Day Strike: September 15 – December 15
- Temporary Mill Disruption Beginning in Late October Resulting from Damage to Pipelines
- Production Impact:

	Copper	Gold
4Q	165 mm lbs	170 k ozs
2011	235 mm lbs	275 k ozs

- Reached Agreement for New 2-Year Labor Contract
- Currently Ramping Up Production

Cerro Verde

- 61-Day Strike (Ended on November 28, 2011)
- Insignificant Impact on Production
- Completed 3-Year Agreement

El Abra

- Contract Was Scheduled to Expire July 2012
- Negotiated New 4-Year Agreement in Advance of Expiration

Value Creation Focus

MINERAL RESOURCES → RESERVE ADDITIONS → INVESTMENT IN ATTRACTIVE DEVELOPMENT PROJECTS → PRODUCTION GROWTH → CASH FLOWS/ RETURNS

FCX Copper Resources at 12/31/2011

Recoverable Reserves *(a)*	**120 bn lbs**
Mineralized Material (contained) *(b)*	**115 bn lbs**
Total Reserves *(a)* **& Mineralized Material** *(b)*	**235 bn lbs**

(a) Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 96 billion pounds net to FCX's interest.

(b) Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Preliminary Reserves at 12/31/11

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @12/31/10 (1)	**120.5**	**3.39**	**35.5**
Additions/revisions* (2)	2.9	0.11	(0.2)
Production	(3.7)	(0.08)	(1.4)
Net change	(0.8)	0.03	(1.6)
Reserves @12/31/11 (1)	**119.7**	**3.42**	**33.9**
* as % of 2011 production	77%	131%	-13%
Reserves @12/31/06 (3)	**93.6**	**1.95**	**42.5**
Additions/revisions*	45.7	1.82	1.0
Production	(19.6)	(0.35)	(9.6)
Net change	26.1	1.47	(8.6)
Reserves @12/31/11	**119.7**	**3.42**	**33.9**
* as % of production	233%	517%	10%

12/31/11 Copper Reserves by Geographical Region


North America 34%
South America 33%
Indonesia 26%
7%
Africa

(1) Long-term prices of $2/lb copper, $10/lb molybdenum, and $750/oz gold
(2) Addition of 3.4 bilion lbs copper at Cerro Verde less 0.5 billion lbs copper of other net revisions
(3) Long-term prices of ~$1/lb copper, $5/lb molybdenum, and $400/oz gold; reserves as of 12/31/06 are pro forma

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Copper Reserves & Mineralized Material

as of 12/31/11

billion lbs of copper



120
at $2.00 Cu price
235
Mineralized Material (b)
(contained copper)
at $2.20 Cu price
Reserves
115 billion lbs
Reserves (a)
(recoverable copper)
Reserves (a) & Mineralized Material (b)

12/31/11 Mineralized Material (b) by Geographical Region



North America 54%
South America 17%
Indonesia 17%
12% Africa

(a) *Preliminary estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 96 billion pounds net to FCX's interest.*

(b) *Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

Significant Reserve Additions

Since 12/31/06

Exploration Spend

$0.8 billion


North America
South America
Africa
Indonesia
Australalasia & Other Areas

Reserve Additions

+46 billion lbs Cu*
2.3x cumulative production since 12/31/06


Candelaria/Ojos
Bagdad
Morenci
Cerro Verde
Sierrita
Tenke
Balance, net

* Preliminary estimated proven & probable reserves as of 12/31/11 total 120 bln lbs and are based on a long-term average copper price of $2.00/lb; reserve additions are before production

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COPPER & GOLD

North American Copper Projects


Morenci Mill Restart (a)


Miami Restart (b)


Morenci Mine Rate Increase (a)


Chino Restart (c)

(a) Morenci Mill Restart & Mine Rate Increase completed in 2011; incremental copper of 125mm lbs/year
(b) Miami Mine Restart project is in progress with completion in 2012; incremental copper of 70mm lbs/year
(c) Chino Mine and Mill Restart is in progress with 100mm lbs copper/year in 2012 & 2013 and 200mm lbs copper in 2014

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Climax Molybdenum Restart

- **Advanced Stage Project**
  - **Start-up in 2012 with ramp up to 20mm lbs/yr during 2013**
  - **Depending on market conditions, Climax may increase to 30mm lbs/yr**
- **Construction 95% complete***
- **Initiated mine development**



SAG Mill Discharge



Cleaner & Roughers

- ***$380mm in 2011***
- ***30mm lbs/year with expansion options***

* *$645mm in costs incurred through 12/31/11; ~$50mm in remaining plant & mine development costs and ~$260mm for tailings dam & water treatment facilities (to be completed after start-up)*

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El Abra Sulfolix

- **Commenced production in 1Q11**
- **Project extends life 10+ years – ~300MM lbs Cu/yr**
- **Capital Cost: ~$725MM through 2015 with $580MM* for initial phase to be completed in first-quarter 2012**


Sulfolix Stacking

- **Large sulfide resource**
  - **Exploration results indicate potential for significant reserve additions**
  - **Studies initiated for potential major mill project**

** approximately $515mm spent to-date*

Long-Term Underground Mine Development in Indonesia

Grasberg Block Cave


Shaft Collar


Hoist Drum

- Significant undeveloped UG reserves
  - Aggregate reserves of 37 billion lbs Cu & 32 million ozs Au
- DOZ capacity of 80K t/d
- Initiated mining at Big Gossan – full rates of 7K t/d by mid-2013
- Grasberg Block Cave – ramp-up to commence on completion of open pit
- Deep MLZ – completed Feasibility Study with start-up in 2015
- Underground production expected to reach 240K t/d
- PT-FI's share of UG development costs expected to average $550 MM/year over next five years

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Advanced Stage Copper Projects

Mill Expansions	Incremental Copper (mm lbs/year)	Preliminary Capital* ($ billions)	Achieve Full Rates	Status
Cerro Verde (360K)	600	$4.0	2016	EIS filed 4Q11
Morenci (115K)	225	1.2	2014	Completing Feasibility Study
Tenke (14K)	150	0.9	2013	Under Construction
TOTAL	975	$6.1		

~1 billion lbs/year Incremental Cu
~$6 billion Capital Investment

* *preliminary capital estimates and excludes capitalized interest; Cerro Verde and Tenke Feasibility Studies completed, Morenci Feasibility Study to be completed in 1H12*

Development Opportunities
Morenci Mill Expansion

Key Project Metrics

- ***Expand mill to 115K t/d***
- ***Increase mining rate to 900K st/d (from 700K st/d)***
- ***Capital costs: ~$1.2 billion***
- ***Incremental Production: 225mm lbs Cu/year***

- **Completion of Feasibility Study expected in first half 2012**
- **Permitting began in 2H 2011**
- **Achieve full rates in 2014**
- **On-going exploration results continue to support potential for larger expansion**

Positive drilling results continue to expand potential milling sulfide resource in this multi-year program


Copper (bln lbs)
26.5
Cumulative Production (since 1943)
13.3
Reserves
11.5
Mineralized Material* (contained)


Copper Production
mm lbs Cu
800
600
400
200
0
with Expansion
2007
2008
2009
2010
2011
2014e

NOTE: Amounts are net of Morenci's 15% JV partner's interest.

Preliminary estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb.* ***Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves.* *e= estimate. See Cautionary Statement.*

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Development Opportunities
Cerro Verde Mill Expansion

Key Project Metrics

- ***Expand mill from 120K t/d to 360K t/d***
- ***Increase mining rate from 320K t/d to 850K t/d***
- ***Capital costs: ~$4 billion***
- ***Incremental Production: 600mm lbs Cu/year, 15mm lbs Mo/year***
- ***Reserve Life: ~90 years current, ~30 years new***



Bridge
Santa Rosa Pit
Cerro Verde Pit
Cerro Verde

- **Exploration expected to continue to add to reserves**
- **Proven technology**
- **Waste water treatment plant positive for community**
- **EIS filed in 4Q11**
- **Construction to commence in 2013**
- **Completion expected in 2016**

Cu Reserves

(bln lbs)



2008-2011 Production
Year-end Reserves
14.8
32.9
30.2
2007
2011

Cu Production

(mm lbs/year)



1,100
647
No Expan.
Incremental with Expansion
2011
2016-2020e

e = estimate. See Cautionary Statement.

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Development Opportunities
Tenke Fungurume Expansion

Key Project Metrics

- ***Expand mill to 14K t/d***
- ***Increase mining rate from 60K t/d to 150K t/d***
- ***Add tankhouse capacity***
- ***Capital costs: $850 million***
- ***Incremental Production: 150mm lbs Cu/year***
- ***Construction under way – targeted completion 2013***

Exploration activities continue to support opportunities for future expansion


Kwatebala Mine


Tankhouse Expansion

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Potential Additional Projects

North America

- Sulfides/Mill Projects
  - Large Scale Morenci
  - Sierrita
  - Bagdad
  - Ajo
  - Twin Buttes
- Safford/Lone Star

South America

- El Abra Mill

Africa

- Future Expansion of Tenke Oxides
- Tenke Sulfides

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Exploration Targets in Major Mineral Districts


Morenci
Cerro Verde
Grasberg
Tenke Fungurume
$275 million in 2012e
North America 27%
South America 27%
Africa 27%
16% Indonesia
3%
Australasia & Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

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2012 Outlook

- **Sales Outlook:**
  - **Copper: 3.8 Billion lbs.**
  - **Gold: 1.2 Million ozs.**
  - **Molybdenum: 80 Million lbs.**
- **Unit Net Cash Cost*(1)*:**
  - **$1.38/lb in 2012e**
  - **Reflects Impact of Lower Volumes at Grasberg**
  - **Future Costs Expected to Decline with Higher Volumes**
- **Operating Cash Flows*(2)*:**
  - **~$4.7 Billion (@$3.50/lb Copper)**
  - **Includes ~ $800 Million in Working Capital Uses**
  - **Each 10¢/lb Change in Copper in 2012 = $300 Million**
- **Capital Expenditures:**
  - **$4.0 Billion (including $2.4 Billion of Major Projects)**

(1) Assumes average prices of $1,600/oz gold and $13/lb molybdenum in 2012.

(2) Assumes average prices of $1,600/oz gold and $13/lb molybdenum in 2012; each $50/oz change in gold would have an approximate $50 MM impact, and each $2.00/lb change in molybdenum would have an approximate $90 MM impact.

e = estimate. See Cautionary Statement.

Near-Term Sales Profile

Copper Sales (billion lbs)



5
4
3
2
1
0
3.7
3.8
4.3
4.3
5.0+
2011
2012e
2013e
2014e
Includes Projects Currently Under Way*

Note: Consolidated copper sales include approximately 717 mm lbs in 2011, 730 mm lbs in 2012e, 825 mm lbs in 2013e, and 775 mm lbs in 2014e for noncontrolling interest; excludes purchased copper.

Gold Sales (million ozs)



2
1
0
1.4
1.2
1.6
1.7
2011
2012e
2013e
2014e

Note: Consolidated gold sales include approximately 139k ozs in 2011, 125k ozs in 2012e, 160k ozs in 2013e, and 170k ozs in 2014e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
80
60
40
20
0
79
80
90
90
2011
2012e
2013e
2014e

*Includes Cerro Verde expansion (2016 full rates) & Morenci mill expansion, targeted for 2014 (currently in feasibility).
e = estimate. See Cautionary Statement.

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2012e Quarterly Payable Metal Sales

Copper Sales (million lbs)



1,250
1,000
750
500
250
0
875
930
995
1,015
1Q12e
2Q12e
3Q12e
4Q12e

Note: Consolidated copper sales include approximately 160 mm lbs in 1Q12e, 180 mm lbs in 2Q12e, 190 mm lbs in 3Q12e and 200 mm lbs in 4Q12e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)



500
375
250
125
0
425
250
285
275
1Q12e
2Q12e
3Q12e
4Q12e

Note: Consolidated gold sales include approximately 40k ozs in 1Q12e, 25k ozs in 2Q12e, 30k ozs in 3Q12e and 30k oz in 4Q12e for noncontrolling interest.

Molybdenum Sales (million lbs)



25
20
15
10
5
0
20
20
20
20
1Q12e
2Q12e
3Q12e
4Q12e

e = estimate. See Cautionary Statement.

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2011 and 2012e Sales by Region

2011 Sales by Region


North America
1,247
Cu
mm lbs
79(1)
Mo
mm lbs
South America
1,322
Cu
mm lbs
0.1
Au
mm ozs
Indonesia*
846
Cu
mm lbs
1.3
Au
mm ozs
Africa
283
Cu
mm lbs
25
Co
mm lbs

*Production impacts from 2011 labor strike approximated 235 mm pounds of copper and 275 k ounces of gold.

2012e Sales by Region


North America
1,320
Cu
mm lbs
80(1)
Mo
mm lbs
South America
1,275
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
930
Cu
mm lbs
1.1
Au
mm ozs
Africa
290
Cu
mm lbs
25
Co
mm lbs

(1) Includes molybdenum produced in South America.
Note: e = estimate. See Cautionary Statement.

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2011 and 2012e Unit Production Costs by Region

2011

(per pound of copper)	North America	South America*	Indonesia*	Africa	Consolidated*
Cash Unit Costs					
Site Production & Delivery (1)	$1.78	$1.38	$2.21	$1.57	$1.72
By-product Credits	(0.48)	(0.35)	(2.47)	(0.58)	(0.89)
Treatment Charges	0.11	0.17	0.19	-	0.14
Royalties (1)	-	-	0.16	0.08	0.04
Unit Net Cash Costs	$1.41	$1.20	$0.09	$1.07	$1.01

**Signing bonuses for new labor agreements and other employee costs at PT-FI, Cerro Verde and El Abra impacted unit costs by $0.04/lb of copper for South America, $0.08/lb of copper for Indonesia and $0.03/lb of copper for consolidated.*

2012e

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (2)					
Site Production & Delivery (1)	$1.89	$1.55	$2.59	$1.51	$1.92
By-product Credits	(0.32)	(0.30)	(1.94)	(0.46)	(0.72)
Treatment Charges	0.10	0.16	0.20	-	0.14
Royalties (1)	-	-	0.13	0.08	0.04
Unit Net Cash Costs	$1.67	$1.41	$0.98	$1.13	$1.38

(1) Production costs include profit sharing in South America and severance taxes in North America.

(2) Estimates assume average prices of $3.50/lb for copper, $1,600/oz for gold, $13/lb for molybdenum and $12/lb for cobalt for 2012. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Unit net cash costs for 2012 would change by ~$0.015/lb for each $50/oz change in gold and $0.02/lb for each $2/lb change in molybdenum.

Note: e = estimate. See Cautionary Statement.

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Reconciliation of Unit Cash Costs

Consolidated

	¢ per lb of copper
2011	**101¢**
Grasberg (a)	**20**
North America (b)	**10**
South America (c)	**7**
Total	**37**
2012e	**138¢**
Impact of Higher 2013e/2014e Grasberg Volumes	***(20¢)***
With Higher Grasberg Volumes	***118¢***

(a) lower gold volumes (down 11%) and higher input costs partly offset by higher copper volumes (up 10%)
(b) lower by-product credits and higher site operating costs (higher mining rates & input costs) partly offset by higher copper volumes (up 6%)
(c) higher operating costs as a result of higher mining rates and input costs and lower copper volumes (down 4%)

e = estimate. See Cautionary Statement.

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EBITDA and Cash Flow at Various Copper Prices

Average EBITDA*

($1,200 Gold & $12 Molybdenum)


(US$ billions)
$12
$9
$6
$3
$0
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Operating Cash Flow (excluding Working Capital changes)*

($1,200 Gold & $12 Molybdenum)


(US$ billions)
$10
$8
$6
$4
$2
$0
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

*Based on operating plans, volumes and costs for average of 2013e & 2014e.

Note: For 2013e/2014e average, each $50/oz change in gold approximates $80 million to EBITDA and $50 million to operating cash flow; each $2.00/lb change in molybdenum approximates $160 million to EBITDA and $130 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$400	$275
Molybdenum: -/+ $1.00/lb	$80	$65
Gold: -/+ $50/ounce	$80	$50
Diesel[(1)]: -/+ 10%	$100	$70
Purchased Power[(2)]: -/+ 10%	$50	$40
Currencies[(3)]: +/- 10%	$130	$100

(1) $3.60/gallon base case assumption.

(2) 7.2¢/kWh base case assumption.

(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,000 Indonesian rupiah, $1.00 Australian dollar, $1.30 Euro, 2.85 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.

NOTE: Based on 2013e/2014e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Capital Expenditures (1)


Major Projects
All Other
(US$ billions)
$5
$4
$3
$2
$1
$0
$2.5
1.1
1.4 (2)
$4.0
1.6
2.4 (3)
$3.5
1.3
2.2 (4)
2011
2012e
2013e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Grasberg underground development, Climax construction activities and El Abra sulfide, as well as engineering and studies for near-term development projects.
(3) Primarily includes Grasberg underground development, Tenke 14k expansion, Cerro Verde expansion and Climax construction activities.
(4) Primarily includes Cerro Verde expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

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Balance Sheet



(US$ billions)
$20
$15
$10
$5
$0
Total Debt
$17.6 (1)
$7.4
$3.5
At Time of PD Acquisition in March 2007
12/31/08
12/31/11

	At Time of PD Acquisition in March 2007	12/31/08	12/31/11
Consolidated Cash	*$3.4*	*$0.9*	*$4.8*
Net Debt/(Cash)	*$14.2*	*$6.5*	*$(1.3)*

- **Repaid $3.8 bn in Debt Since YE 2008 (~50% Reduction)**
- **Significant Liquidity**
- **Strong Credit Metrics**
- **No Near-term Maturities**
- **Investment Grade Rated by S&P, Moody's, Fitch**

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity Position
- Invest in Attractive Growth Projects
- Opportunistic Debt Repayment
- Current Common Stock Dividend Rate: $1.00/Share per Annum
- Paid ~$950 Million in Supplemental Dividends (December 2010 and June 2011)
- Board to Review Financial Policy on an Ongoing Basis

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FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- Long-lived Reserves, Geographically Diverse Operations
- Flexible Operating Structure Can Respond to Varying Market Conditions
- Significant Reserve Growth

Reference Slides

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2012e-2016e

2012e – 2016e PT-FI Share
Total: 5.9 billion lbs copper
Annual Average: 1.18 billion lbs

2012e – 2016e PT-FI Share
Total: 8.4 million ozs gold
Annual Average: 1.68 million ozs


Copper, billion lbs
Gold, million ozs
0.9
1.1
1.2
1.5
1.2
1.6
1.5
2.2
1.1
2.0
2012e
2013e
2014e
2015e
2016e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

Grasberg Open Pit


9N
8E
9S
N

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
End 2011
8E
1Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
8E
End 2011
1Q12
2Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
3Q12
Grasberg Plan View
A
B
End 2011
8E
1Q12
2Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2012

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2012
9S
9N
8E
End 2011
1Q12
2Q12
3Q12
4Q12
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View

Mining Sequence in 2013

Copper Equivalent Cross Section



A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
8E
End 2012
2013
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
B
A

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Mining Sequence in 2014

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Grasberg Plan View
A
B
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2015

Copper Equivalent Cross Section


A
B
9S is the Primary Ore Pushback in 2015
9S
End 2014
2015
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

Mining Sequence in 2016

Copper Equivalent Cross Section



A
B
9S is the Primary Ore Pushback in 2016
End 2015
9S
2016
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
Grasberg Plan View
A
B

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Site Operating Costs by Category

Consolidated


Materials
33%
Manpower
29%
Other
10%
Energy
22%
6%
Acid
2011
33%
28%
12%
22%
5%
2012e

Note: e = estimate. See Cautionary Statement.